Exhibit 99.1

VANTIV LAUNCHES SENIOR NOTES OFFERING

CINCINNATI, December 4, 2017 — Vantiv, Inc. (NYSE: VNTV) today announced that Vantiv, LLC and Vantiv Issuer Corp., subsidiaries of Vantiv, Inc., have launched an offering for $1.13 billion equivalent of senior unsecured notes due 2025 (the “Notes”). The Notes are expected to be denominated in U.S. dollars and pounds sterling.

Vantiv intends to use the net proceeds from the offering of the Notes to refinance existing debt of Worldpay Group plc, a public limited company registered in England and Wales (“Worldpay”), in connection with Vantiv’s acquisition of Worldpay (the “Acquisition”) and to pay fees and expenses in connection with the Acquisition and its financing. If completed, the gross proceeds of the Notes will be deposited into an escrow account in the name of Vantiv, LLC subject to completion of the Acquisition and the satisfaction of other conditions, and such proceeds are expected to reduce commitments for Vantiv’s senior unsecured bridge facility. If the completion of the Acquisition does not occur by a specified date or certain other events occur, the Notes will be subject to a special mandatory redemption.

The Notes will be offered in the United States to qualified institutional buyers that are qualified purchasers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and outside the United States to non-U.S. persons pursuant to Regulation S under the Securities Act. The Notes will not be registered under the Securities Act or any state securities laws and, unless so registered, may not be offered or sold in the United States except pursuant to an applicable exemption from the registration requirements of the Securities Act and applicable state securities laws. This press release does not constitute an offer to sell any security and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offer or sale would be unlawful.

About Vantiv

Vantiv, Inc. (NYSE: VNTV) is a leading payment processor differentiated by an integrated technology platform. Vantiv offers a comprehensive suite of traditional and innovative payment processing and technology solutions to merchants and financial institutions of all sizes, enabling them to address their payment processing needs through a single provider. We build strong relationships with our customers, helping them become more efficient, more secure and more successful. Vantiv is the largest merchant acquirer and the largest PIN debit acquirer based on number of transactions in the U.S. The company’s growth strategy includes expanding further into high-growth channels and verticals, including integrated payments, eCommerce, and merchant bank. Visit us at www.vantiv.com, or follow us on Twitter, Facebook, LinkedIn, Google+ and YouTube.

Additional Information

This announcement is being made in respect of a potential transaction involving Worldpay and Vantiv. In connection with such transaction, Vantiv has filed the Definitive Proxy Statement and other documents regarding such transaction with the U.S. Securities and Exchange Commission (the “SEC”). Before making any voting or investment decision, investors are urged to carefully read the entire Definitive Proxy Statement and any other relevant documents filed by Vantiv with the SEC, as well as any amendments or supplements to those documents, because they will contain important information about Vantiv, Worldpay and the Acquisition. Investors and security holders are also urged to carefully review and consider Vantiv’s public filings with the SEC, including but not limited to its Annual Reports on Form 10-K, its proxy statements, its Current Reports on Form 8-K and its Quarterly Reports on Form 10-Q. Copies of the Definitive Proxy Statement have been mailed to the respective stockholders of Vantiv. A copy of the Definitive Proxy Statement also may be obtained free of charge at the SEC’s web site at http://www.sec.gov.

Participants in the Solicitation

Vantiv and its directors, officers and employees may be considered participants in the solicitation of proxies from Vantiv’s stockholders in respect of the potential transaction involving Worldpay and Vantiv. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of Vantiv’s stockholders in connection with such transaction, including names, affiliations and a description of their direct or indirect interests, by security holdings or otherwise, is set forth in the Definitive Proxy Statement and other relevant materials which have been filed with the SEC. Information concerning the interests of Vantiv’s participants in the solicitation, which may, in some cases, be different than those of Vantiv’s stockholders generally, is set forth in the materials filed by Vantiv with the SEC, including in the proxy statement for Vantiv’s 2017 Annual Meeting of Stockholders, which was filed with the SEC on March 15, 2017, as supplemented by other Vantiv filings with the SEC, and is also set forth in the Definitive Proxy Statement.

No Offer or Solicitation

This communication is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Forward-Looking Statements

This communication contains forward-looking statements that are subject to risks and uncertainties. All statements other than statements of historical fact or relating to present facts or current conditions included in this presentation are forward-looking statements including any statements regarding guidance and statements of a general economic or industry specific nature.

Forward-looking statements give our current expectations and projections relating to our financial condition, results of operations, guidance, plans, objectives, future performance and business. You can identify forward-looking statements by the fact that they do not relate strictly to historical or current facts. These statements may include words such as “anticipate,” “estimate,” “expect,” “project,” “plan,” “intend,” “believe,” “will,” “may,” “should,” “can have,” “likely” and other words and terms of similar meaning in connection with any discussion of the timing or nature of future operating or financial performance or other events.

The forward-looking statements contained in this communication are based on assumptions that we have made in light of our industry experience and our perceptions of historical trends, current conditions, expected future developments and other factors we believe are appropriate under the circumstances. As you review and consider information presented herein, you should understand that these statements are not guarantees of future performance or results. They depend upon future events and are subject to risks, uncertainties (many of which are beyond our control) and assumptions. Although we believe that these forward-looking statements are based on reasonable assumptions, you should be aware that many factors could affect our actual future performance or results and cause them to differ materially from those anticipated in the forward-looking statements. Certain of these factors and other risks are discussed in Vantiv’s filings with the SEC. Should one or more of these risks or uncertainties materialize, or should any of these assumptions prove incorrect, our actual results may vary in material respects from those projected in these forward-looking statements. More information on potential factors that could affect Vantiv’s financial results and performance is included from time to time in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of Vantiv’s periodic reports filed with the SEC, including Vantiv’s most recently filed Annual Report on Form 10-K and its subsequent filings with the SEC.

Any forward-looking statement made by us in this communication speaks only as of the date of this communication. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law.

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